Income Taxes - Summary of Reconciliation of U.S. Statutory Rate to Company's Effective Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Tax due at statutory rate	34.00%	34.00%	34.00%
State taxes, net of federal	4.50%	5.20%	5.20%
Permanent Items	(1.00%)	(0.10%)	(0.10%)
Federal and state credits	8.50%	1.50%	0.80%
Change in valuation allowance	(46.00%)	(40.50%)	(39.90%)
Other		(0.10%)
Total effective tax rate	0.00%	0.00%	0.00%